SUPPLEMENTAL FINANCIAL INFORMATION - Other Long-Term Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Other Liabilities Noncurrent
Pension and other postretirement benefits	$ 1,214	$ 1,260
Deferred tax liabilities	143	192
Long-term tax liabilities	84	81
Interest rate contracts	0	52
Litigation and environmental reserves	29	30
Restructuring liabilities	21	9
Other	182	108
Other non-current liabilities	$ 1,673	$ 1,732